EXHIBIT 99.1

 News Release

Cenveo Announces Commencement
of Senior Second Lien Notes Offering

STAMFORD, CT – (January 25, 2010) – Cenveo, Inc. (NYSE: CVO, “Cenveo”) announced today that its wholly-owned subsidiary, Cenveo Corporation, has commenced an offering of $375 million aggregate principal amount of Senior Second Notes due 2018 (the “Notes”). The Notes will be unconditionally guaranteed by Cenveo and substantially all of its existing and future North American subsidiaries.  The Notes will be secured by a second-priority lien on substantially all of Cenveo’s and the domestic guarantors’ assets. The net proceeds of the offering will be used to refinance at least $300 million of the term loans outstanding and a portion of the revolving credit loans outstanding under Cenveo Corporation’s senior secured credit facilities, and to pay certain related costs and expenses.

The Notes have not been and will not initially be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This press release does not and shall not constitute an offer to sell or a solicitation of an offer to buy any security and shall not constitute, nor shall there be any sale of these securities in any state or jurisdiction in which, an offer, solicitation or sale would be unlawful.

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Cenveo (NYSE: CVO), headquartered in Stamford, Connecticut, is a leader in the management and distribution of print and related products and solutions.  The Company provides its customers with low-cost solutions within its core businesses of labels and forms manufacturing, packaging and publisher offerings, envelope production, and printing; supplying one-stop solutions from design

EXHIBIT 99.1

through fulfillment. Cenveo delivers everyday for its customers through a network of production, fulfillment, content management, and distribution facilities across the globe.
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Statements made in this release, other than those concerning historical financial information, may be considered “forward-looking statements,” which are based upon current expectations and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from such forward-looking statements.  In view of such uncertainties, investors should not place undue reliance on our forward-looking statements.  Such statements speak only as of the date of this release, and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Factors that could cause actual results to differ materially from management’s expectations include, without limitation: (i) a decline of our consolidated or individual reporting units operating performance as a result of the current economic environment could affect the results of our operations and financial position, including the impairment of our goodwill and other long-lived assets; (ii) our substantial indebtedness could impair our financial condition and prevent us from fulfilling our business obligations; (iii) our ability to service or refinance our debt; (iv) the terms of our indebtedness imposing significant restrictions on our operating and financial flexibility; (v) additional borrowings are available to us that could further exacerbate our risk exposure from debt;  (vi) our ability to successfully integrate acquisitions; (vii) intense competition in our industry; (viii) the general absence of long-term customer agreements in our industry, subjecting our business to quarterly and cyclical fluctuations; (ix) factors affecting the U.S. postal services impacting demand for our products; (x) the availability of the Internet and other electronic media affecting demand for our products; (xi) increases in paper costs and decreases in its availability; (xii) our labor relations; (xiii) our compliance with environmental rules and regulations; and (xiv) our dependence on key management personnel. This list of factors is not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that would impact our business. Additional information regarding these and other factors can be found in Cenveo, Inc.’s periodic filings with the SEC, which are available at http://www.cenveo.com.

Inquiries from analysts and investors should be directed to Robert G. Burton, Jr. at (203) 595-3005.

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